Exhibit 10.46


                               FINANCING AGREEMENT

         This FINANCING AGREEMENT ("Agreement") is made and entered into on the date set forth on the signature page hereof, by and between HFG International, Limited, a Hong Kong corporation ("HFG"), and Eastern Nano-Materials Holdings Limited, a corporation organized under the laws of the Republic of Singapore (the "Company).

         WHEREAS, as provided for in the FAA (as hereinafter defined), the Company intends to complete, with the assistance of HFG, a going public transaction (the "Going Public Transaction") with a U.S. domiciled public company ("Pubco"). In contemplation thereof, the Company desires to enter into this Agreement for the purpose of setting forth certain basic parameters pursuant to which HFG will assist the Company and, if appropriate, Pubco with a capital raising transaction (a "Financing"); and

         WHEREAS, HFG is willing to execute this Agreement for the purpose of evidencing its desire to assist the Company and Pubco with a Financing. However, it is expressly understood by the Company that HFG shall be under no obligation to help either the Company or Pubco complete a Financing until such time as HFG and the Company execute that certain Financial Advisory Agreement (the "FAA"), the form of which is attached hereto as Exhibit "A".

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereby agree to enter into this Agreement under the following terms and conditions:

         1. Financing. It is expected that a Financing will be accomplished under terms similar to the following:

Issuer:                    Pubco or the Company, as restructured

Issue:                     Common Stock

Offering Amount:           $15million USD (the  "Expected  Offering" or "Minimum
                           Offering") of gross offering proceeds.

Closing Date:              Simultaneous  with the  closing  of the Going  Public
                           Transaction.

Valuation                  The  common  stock   offered  will  be  priced  at  a
                           post-money valuation of at least 10-12 times the 12 month US GAAP trailing net income for the third quarter of calendar 2005.

Registration:              Immediately  upon the  closing  of the  Going  Public
                           Transaction, the Company will ensure that Pubco files a registration statement with the U.S. Securities and Exchange Commission for the purpose of registering the purchased shares for resale. Funds will not be released from escrow until the registration statement is filed.

Special Provisions:        The Company will agree in the subscription  documents
                           evidencing the Financing that in the event the Minimum Offering is sold at a valuation of at least
                           10 times the 12 month US GAAP trailing net income for the third quarter of calendar 2005, the Company will complete both the Financing and the Going Public
                           Transaction. However, if the Minimum Offering is not raised, the Company shall be under no obligation to complete the Going Public Transaction.


         2. Consideration. Subject to applicable law, any parties who facilitated the Financing ("Facilitators") will be paid an amount equal to six percent (6%) of the gross proceeds delivered upon consummation of the Financing for which said party or parties is responsible.

         3. Conditions. The Company acknowledges that the closing of a Financing will be contingent upon both the achievement of the Minimum Offering and the consummation of the Going Public Transaction in accordance with the FAA.

         4. Exclusivity and Future Financings. HFG shall have the exclusive right for a period of four months (the "Exclusivity Period") from the date of this Agreement to effect the Financing.

         In addition, the Company agrees that in the event that this Agreement is terminated for any reason, other than upon the completion of a Financing, it shall not enter into discussions or negotiations with or close a financing, regardless of terms, with any party introduced by HFG as a possible investor or placement agent for the Financing, each of which shall be listed on Schedule "A" to this Agreement at the time of introduction, for a period of two years following the date of termination of this Agreement.

         5. Amendment and Modification. This Agreement may be amended or modified by the written consent of the parties hereto.

         6. Captions and Headings. The paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provision of this Agreement.

         7. Governing Law. This Agreement shall be governed by the laws of the Peoples Republic of China and any dispute arising hereunder shall be submitted for binding arbitration to the China Foreign Trade Commission Arbitration Committee in Beijing

         It is understood that this Agreement will be prepared and executed in both the English and Chinese languages, with both versions having legal efficacy. If a dispute arises as to the interpretation of a particular provision of this Agreement because of differences between the Chinese and English languages, the dispute shall be resolved in accordance with the provisions of the Chinese version.

         8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         9. Notices and Waivers. Any notice or waiver required or permitted to be given by the parties hereto shall be in writing and shall be deemed to have been given, when delivered, three business days after being mailed by certified or registered mail, faxed during regular business hours of the recipient and there is confirmation of receipt, or sent by prepaid full rate telegram to the following addresses:

         To HFG:
         Timothy P. Halter, President
         12890 Hilltop Road
         Argyle, Texas 76226

         To the Company:
         ________________________
         ________________________
         ________________________
         ________________________


         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the last date written next to the signatures below.

HFG INTERNATIONAL, LIMITED


/s/ Timothy P. Halter                          Dated:
---------------------------------------              ---------------------------
BY: Timothy P. Halter
ITS: President

Eastern Nano-Materials Holdings Limited

/s/ Xiangzhi Chen                              Dated:
---------------------------------------              ---------------------------
BY: Xiangzhi Chen
ITS: CEO

                              ASSIGNMENT AGREEMENT

         THIS ASSIGNEMENT AGREEMENT ("Agreement") is made and entered into on this the 29th day of March, 2006, by and among between HFG International, Limited, a Hong Kong corporation ("HFG"), Eastern Nano-Materials Holdings
Limited, a corporation organized under the laws of the Republic of Singapore (the "Company) and Faith Bloom Limited, a company organized under the laws of The British Virgin Islands ("Faith Bloom").

                              W I T N E S S E T H:

         WHEREAS, HFG and the Company have entered into that certain Financial Advisory Agreement (the "FAA") and that certain Financing Agreement (the "Financing Agreement" and collectively with the FAA, the "Assigned Agreements") each being dated as of September 26, 2005;

         WHEREAS, the Company desires to assign its rights and obligations under the Assigned Agreements to Faith Bloom and Faith Bloom is willing to assume all rights and obligations of the Company under the Assigned Agreements;

         WHEREAS, HFG is willing to consent to the assignment of the Assigned Agreements by the Company to Faith Bloom;

         WHEREAS, the parties hereto also desire to amend the Financing Agreement as provided for herein; and

         WHEREAS, except as otherwise modified by this Agreement, the Assigned Agreements shall remain in full force and effect, with the obligations of the parties thereto remaining duly enforceable.

         NOW, THEREFORE, for and in consideration of the covenants set forth herein and the mutual benefits to be gained by the parties hereto, and other good and valuable consideration, the receipt and adequacy of which are now and forever acknowledged and confessed, the parties hereto hereby agree and intend to be legally bound as follows:

         1. Assignment. Upon the execution of this Agreement by the parties hereto, all rights and obligations of the Company under the Assigned Agreements shall be assigned to and assumed by Faith Bloom, with HFG hereby consenting to this assignment.

         2. Amendment and Restatement. Section 4. of the Financing Agreement is amended and restated in its entirety as follows:

         "HFG shall have the exclusive right (the "Exclusivity Period") from the date of this Agreement to March 31, 2006 to effect the Financing.

         In addition, Faith Bloom agrees that in the event that this Agreement is terminated for any reason, other than upon the completion of a Financing, it shall not enter into discussions or negotiations with or close a financing, regardless of terms, with any party introduced by HFG as a possible investor or placement agent for the Financing, each of which shall be listed on Schedule "A" to this Agreement at the time of introduction, for a period of two years following the date of termination of this Agreement."

         3. Governing Law. This Agreement shall be governed by the laws of the Peoples Republic of China and any dispute arising hereunder shall be submitted for binding arbitration to the China Foreign Trade Commission Arbitration Committee in Beijing.

         It is understood that this Agreement will be prepared and executed in both the English and Chinese languages, with both versions having legal efficacy. If a dispute arises as to the interpretation of a particular provision of this Agreement because of differences between the Chinese and English languages, the dispute shall be resolved in accordance with the provisions of the Chinese version.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         HFG:

                                         HFG International, Limited



                                         By:   /s/ Timothy P. Halter
                                            ------------------------------------
                                               Timothy P. Halter,
                                         Its:  President
                                         The Company:

                                         Eastern Nano-Materials Holdings Limited



                                         By:   /s/ Xiangzhi Chen
                                            ------------------------------------
                                               Xiangzhi Chen
                                         Its:  CEO
                                         Faith Bloom:

                                         Faith Bloom Limited



                                         By:   /s/ Xiangzhi Chen
                                            ------------------------------------
                                               Xiangzhi Chen
                                         Its:  CEO